Additional capital disclosures (Details)	Mar. 31, 2018 USD ($) ratio	Mar. 31, 2017 USD ($) ratio	Mar. 31, 2016 USD ($)	Mar. 31, 2015 USD ($)
Additional Capital Disclosures [Abstract]
Total equity (A)	$ 241,608,876	$ 303,224,421	$ 249,721,766	$ 221,325,125
Total debt - comprising of all liabilities of the Group (B)	271,217,631	271,380,794
Overall financing (C) = (A) + (B)	$ 512,826,507	$ 574,605,215
Gearing ratio (B) / (C) | ratio	0.53	0.47